U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 18, 2015

KALEX CORP.
(Exact Name of Company as Specified in its Charter)

Delaware	0-52177	13-3305161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 East 33rd Street, Suite 15M, New York, New York	10016
(Address of Principal Executive Offices)	Zip Code)

Company’s telephone number, including area code: (212) 686-7171

 ___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 18, 2015, the Company entered into an Acquisition Agreement with all the owners of the common stock of LCP, Inc. for the purchase of 80% of the outstanding common stock of LCP by the Company, thereby making it a majority owned subsidiary of the Company (see Exhibit 10.1). On June 4, 2015, the parties to the Acquisition Agreement entered into an Addendum to Acquisition Agreement (See Exhibit 10.2). The effective date of this transaction is the date that the last signature is obtained on the documents, which is June 13, 2015.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

In compliance with the terms of the Acquisition Agreement discussed in Item 1.01 above, on June 15, 2015 the Company’s sole board member, Arnold F. Sock, appointed J. Scott Tassan, Edward Vakser, and Scott N. Weinert, as members of the Company’s Board of Directors. Immediately thereafter, Mr. Sock resigned as a director and officer of the Company.

The is no arrangement or understanding between the new appointed directors and any other person(s) pursuant to which they were be selected as directors. There is no family relationship between the newly appointed directors and Mr. Sock. There are no related party transactions between the newly appointed directors and the Company as discussed in Item 404(a) of Regulation S-K.

ITEM 8.01. OTHER EVENTS.

The Company is in the process of bringing current all of its delinquent filings with the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements.

The Company has determined that the acquisition of 80% of the common stock of LCP must comply with Rule 3.05 of Regulation S-X, and therefore audited financial statements and other Form 10 information (showing the Company is no longer a shell company) will be disclosed in an amended Form 8-K to be filed with 71 days from the date of filing of this Form 8-K.

(b)	Pro Forma Financial Information.

Pro forma financial information will be furnished in connection with this acquisition pursuant to Article 11 of Regulation S-X. This pro forma financial information will be disclosed in an amended Form 8-K to be filed with 71 days from the date of filing of this Form 8-K.

(c)	Exhibits.

Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-K.

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SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Kalex Corp.

Dated: June 15, 2015	By:	/s/ Arnold F. Sock
Arnold F. Sock
President

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EXHIBIT INDEX

Number	Description

10.1	Acquisition Agreement between Kalex Corp. and the stockholders of LCP, Inc., Intelecon Inc., and the Estate of Norman King (“Estate”), dated May 18, 2015.

10.2	Addendum to Acquisition Agreement between Kalex Corp. and the stockholders of LCP, Inc., Intelecon Inc., and the Estate of Norman King (“Estate”), dated June 4, 2015.

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